SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549





                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report  April 8, 1998
                                        ----------------
                        (Date of earliest event reported)


                               FORD MOTOR COMPANY
                               ------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


             1-3950                                 38-0549190
             ------                                 ----------
    (Commission File Number)              (IRS Employer Identification No.)


 The American Road, Dearborn,  Michigan                  48121
 --------------------------------------                  -----
(Address of principal executive offices)               (Zip Code)



    Registrant's telephone number, including area code 313-322-3000
                                                       ------------





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                                        -2-

Item 5.  Other Events.
---------------------

     News release dated April 7, 1998, filed as Exhibit 20 to this Current Report on Form 8-K, is incorporated by reference herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
---------------------------------------------------------------------------


                                    EXHIBITS
                                    --------

Designation                 Description                  Method of Filing
-----------                 -----------                  ----------------

Exhibit 20             News release dated             Filed with this Report
                       April 7, 1998




                                    SIGNATURE
                                    ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


                                      FORD MOTOR COMPANY
                                      ------------------
                                         (Registrant)


Date:  April 8, 1998                  By/s/Peter Sherry, Jr.
                                           ------------------
                                           Peter Sherry, Jr.
                                           Assistant Secretary



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                                       -3-

                                  EXHIBIT INDEX
                                  -------------


DESIGNATION                      DESCRIPTION                       PAGE
-----------                      -----------                       ----

Exhibit 20                      News release dated
                                April 7, 1998

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